UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2020

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Shareholder Rights Plan

At the 2020 Annual Meeting of Shareholders held on May 5, 2020 (the “Annual Meeting”), the shareholders of Enbridge Inc. (the “Corporation”) voted to amend, reconfirm and approve the Corporation’s shareholder rights plan (the “Rights Plan”) under the terms of an agreement between the Corporation and Computershare Trust Company of Canada (“Computershare”), as rights agent. The Rights Plan originally became effective on November 9, 1995, and pursuant to its terms is required to be reconfirmed and approved by a majority of shareholders every three years or it will be terminated and cease to have effect.

The amendments to the Rights Plan approved at the Annual Meeting provide that the Rights Plan must next be approved at the annual meeting of shareholders held three years after the Annual Meeting or the Rights Plan will cease to have effect, and include certain other non-material changes to the Rights Plan.

The Rights Plan is designed to encourage the fair treatment of shareholders in connection with any take-over bid for the Corporation. Rights issued under the Rights Plan become exercisable when a person and any related parties acquires or announces the intention to acquire 20% or more of the Corporation’s outstanding common shares without complying with certain provisions set out in the Rights Plan or without approval of the board of directors of the Corporation (the “Board”). Should such an acquisition or announcement occur, each rights holder, other than the acquiring person and its related parties, will have the right to purchase common shares of the Corporation at a 50% discount to the market price at that time.

The foregoing summary of the Rights Plan and the amendments thereto does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rights Plan, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the holders of common shares of the Corporation voted on: (1) 11 nominated directors to be elected to the Board to serve until the close of the Corporation’s next annual meeting of shareholders or until their successors are elected; (2) the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board; (3) the amendment, reconfirmation and approval of the Rights Plan under the terms of an agreement between the Corporation and Computershare; (4) ratification, confirmation and approval of certain amendments to General By-Law No. 1 of the Corporation; and (5) an advisory vote on the Corporation’s approach to executive compensation (a “Say on Pay vote”). The proposals are further described in the Corporation’s management information circular (the “Circular”) filed as Exhibit 99.1 to the Corporation’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on March 9, 2020.

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted by the Corporation’s shareholders.

1.       Election of Directors

Each of the 11 nominees listed below were elected as Director of the Corporation to hold office until the Corporation’s next annual meeting of shareholders or until their successor is duly appointed.

	Votes For		Votes Withheld		Broker Non-Votes
Name of Nominee	Number	Percent	Number	Percent	Number
Pamela L. Carter	1,063,972,780	85.23	184,364,864	14.77	168,060,801
Marcel R. Coutu	1,111,694,748	89.05	136,642,897	10.95	168,060,800
Susan M. Cunningham	1,215,551,787	97.37	32,785,858	2.63	168,060,800
Gregory L. Ebel	1,145,661,628	91.77	102,676,016	8.23	168,060,801
J. Herb England	1,207,631,489	96.74	40,706,156	3.26	168,060,800
Charles W. Fischer	1,229,841,306	98.52	18,496,314	1.48	168,060,799
Gregory J. Goff	1,243,004,440	99.57	5,333,452	0.43	168,060,799
V. Maureen Kempston Darkes	1,213,976,217	97.25	34,361,673	2.75	168,060,801
Teresa S. Madden	1,230,756,098	98.59	17,581,793	1.41	168,060,800
Al Monaco	1,223,260,251	97.99	25,077,641	2.01	168,060,799
Dan C. Tutcher	1,221,007,826	97.81	27,330,023	2.19	168,060,800

2.       Appoint PricewaterhouseCoopers LLP as Auditors

The shareholders approved the appointment of PricewaterhouseCoopers LLP as auditors of the Corporation until the close of the Corporation’s next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For		Votes Withheld		Broker Non-Votes
Number	Percent	Number	Percent	Number
1,351,853,014	95.44	64,545,269	4.56	394

3.       Amendment, Reconfirmation and Approval of the Shareholder Rights Plan

The shareholders amended, reconfirmed and approved the Shareholder Rights Plan under the terms of an agreement between the Corporation and Computershare.

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	Percent	Number	Percent	Number	Percent	Number
1,189,153,106	95.26	56,902,819	4.56	2,283,323	0.18	168,059,313

4.        Ratification, Confirmation and Approval of Certain Amendments to General By-Law No. 1 of the Corporation

The shareholders ratified, confirmed and approved certain amendments to General By-Law No. 1 of the Corporation, the full text of which is set forth in Appendix B to the Circular.

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	Percent	Number	Percent	Number	Percent	Number
1,241,293,749	99.44	3,621,587	0.29	3,424,031	0.27	168,059,324

5.       Advisory Vote on the Corporation’s Approach to Executive Compensation

The shareholders accepted Corporation’s approach to executive compensation, as disclosed in the Circular.

Votes For		Votes Against		Abstentions		Broker Non-Votes
Number	Percent	Number	Percent	Number	Percent	Number
1,174,417,809	94.08	58,707,644	4.70	15,213,663	1.22	168,059,592

Item 8.01 Other Events.

On May 5, 2020, the Corporation issued a news release announcing the election of director voting results from the Annual Meeting. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Shareholder Rights Plan Agreement between Enbridge Inc. and Computershare Trust Company of Canada dated as of November 9, 1995 and Amended and Restated as of May 5, 2020
99.1	News Release dated May 5, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: May 6, 2020	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara
Vice President & Corporate Secretary (Duly Authorized Officer)